UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 3, 2017 (August 1, 2017)

AMERICAN EDUCATION CENTER, INC.

(Exact Name of Registrant as Specified in Its Charter)

NEVADA	333-201029	38-3941544
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Wall Street, 8th Fl. New York, NY, 10005
(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code (212) 825-0437

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Changes in Registrant’s Certifying Accountant

American Education Center Inc., a Nevada Company (the "Company" or "AEC") decided to change its independent registered public accounting firm for the remainder of the fiscal year ended December 31, 2017. On August 1, 2017, the Board of Director of the Company (the “Board”) approved the appointment of Wei, Wei & Co. LLP (“Wei & Wei”) as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2017 and the dismissal of Marcum Bernstein & Pinchuk LLP (“Marcum”) from that role, each effective as of August 1, 2017.

(a)	Dismissal of independent registered public accounting firm

The Board approved the dismissal of Marcum as the Company's independent registered public accounting firm, effective as of August 1, 2017.

Marcum has not issued any audit reports on the Company’s consolidated financial statements, nor was there any adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

From June 22, 2017 to August 1, 2017, there were (i) no "disagreements" (as that term is described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Marcum’s satisfaction, would have caused Marcum to make reference thereto in their reports, and (ii) no “reportable events” (as that term is described in Item 304(a)(1)(v) of Regulation S-K).

The Company provided Marcum with a copy of the disclosures made within this Current Report on Form 8-K and requested that Marcum furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosures. A copy of Marcum’s letter dated August 3, 2017 is filed as Exhibit 16.1 hereto.

(b)	Appointment of new independent registered public accounting firm

Wei & Wei audited the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2016 and 2015, and reviewed consolidated financial statements as of the subsequent interim periods until May 23, 2017 when Wei & Wei was previously dismissed by the Company.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit
Number	Exhibit Title

16.1	Letter from Marcum Bernstein & Pinchuk LLP to the Securities and Exchange Commission dated August 3, 2017.
99.1	Press release dated August 3, 2017 (furnished pursuant to Item 4.01 of Form 8-K)

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EDUCATION CENTER, INC.

Dated: August 3, 2017
	By:	/s/ Jonathan F. McKeage
	Name:	Jonathan F. McKeage
	Title:	Chief Executive Officer